BLACKROCK ALLOCATION TARGET SHARES

BATS: Series S Portfolio

(the “Fund”)

Supplement dated May 26, 2015 to the

Statement of Additional Information dated July 29, 2014

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The chart listing investments and investment strategies in the section entitled “I. Investment Objectives and Policies” is amended to reflect that the Fund may invest in collateralized debt obligations, including collateralized bond obligations and collateralized loan obligations, as follows:

BATS: Series S Portfolio
Collateralized Debt Obligations	X
Collateralized Bond Obligations	X
Collateralized Loan Obligations	X

Shareholders should retain this Supplement for future reference.

SAI-BATS-0515SUP